UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 27, 2016

Starz, LLC
(Exact name of registrant as specified in its charter)

Delaware	333-184551	20-8988475
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8900 Liberty Circle
Englewood, Colorado 80112
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 852-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01. Regulation FD Disclosure

On September 27, 2016, Starz, the parent company of Starz, LLC, issued a press release, attached hereto as Exhibit 99.1, announcing it will release its third quarter 2016 earnings results on Thursday, October 27, 2016 after the close of the market. Starz will host an earnings conference call on October 27, 2016 at 5:00 PM ET during which its President and Chief Executive Officer Chris Albrecht and Chief Financial Officer Scott Macdonald will discuss Starz’s financial performance and strategy, and may discuss future opportunities.

This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the SEC under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name
99.1	Press Release of Starz, dated September 27, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2016	STARZ, LLC

	By:	/s/ Scott D. Macdonald
Name: Scott D. Macdonald
Title: Chief Financial Officer, Executive Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Name
99.1	Press Release of Starz, dated September 27, 2016

3